UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2012

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2012, Biolase Technology, Inc. (the "Company") held its 2012 Annual Meeting of Stockholders (the Annual Meeting"). At the Annual Meeting, the stockholders of the Company approved an amendment to the Company's Restated Certificate of Incorporation (the "Amendment"). On May 14, 2012, the Amendment was filed and accepted by the Secretary of State of the State of Delaware. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

The election of Federico Pignatelli, Alexander K. Arrow, M.D., Norman J. Nemoy, M.D., and Gregory E. Lichtwardt to the Company’s Board of Directors for a one-year term to hold office until the Company’s 2013 Annual Meeting of Stockholders and until their successors are elected and qualified;

an advisory vote on the compensation of the Company’s named executive officers;

an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers;

to approve an amendment to the Company’s Restated Certificate of Incorporation changing the Company’s name to "Biolase, Inc."; and

to ratify the appointment of BDO USA, LLP as the independent auditors for the Company for the fiscal year ending December 31, 2012.

As of March 15, 2012, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 30,548,205 shares of the Company’s Common Stock were outstanding and eligible to vote. 26,719,103 shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder approval at the Annual Meeting:

1. Stockholders elected all of the Company's four nominees for director, to serve a one-year term until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as set forth below:

Federico Pignatelli
Votes For: 15,138,520
Votes Against: 124,777
Abstentions: 95,570
Broker Non-votes: 11,360,236

Alexander K. Arrow, M.D.
Votes For: 15,161,285
Votes Against: 116,488
Abstentions: 81,094
Broker Non-votes: 11,360,236

Norman J. Nemoy, M.D.
Votes For: 15,083,941
Votes Against: 186,476
Abstentions: 88,450
Broker Non-votes: 11,360,236

Gregory E. Lichtwardt
Votes For: 15,141,516
Votes Against: 126,257
Abstentions: 91,094
Broker Non-votes: 11,360,236

2. Stockholders voted to approve, as an advisory vote, the compensation of the Company’s named executive officers, as set forth below:

Votes For: 14,411,658
Votes Against: 329,005
Abstentions: 618,204
Broker Non-votes: 11,360,236

3. Stockholders voted for a one year frequency with respect to the holding of an advisory vote on the compensation of the Company’s named executive officers, as set forth below:

One Year: 13,726,569
Two Years: 118,882
Three Years: 906,519
Abstentions: 606,897
Broker Non-votes: 11,360,236

4. Stockholders approved an amendment to the Company’s Restated Certificate of Incorporation changing the Company’s name to "Biolase, Inc.," as set forth below:

Votes For: 26,134,685
Votes Against: 424,592
Abstentions: 125,483
Broker Non-votes: 34,343

5. Stockholders ratified the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012, as set forth below:

Votes For: 26,463,838
Votes Against: 86,981
Abstentions: 168,284
Broker Non-votes: 0

Item 7.01 Regulation FD Disclosure.

On May 10, 2012, the Board of Directors of the Company declared a one-half percent stock dividend. The stock dividend is payable on June 25, 2012, to stockholders of record on June 8, 2012. A copy of the Company’s press release relating to the stock dividend is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

3.1 Amendment to Restated Certificate of Incorporation of Biolase Technology, Inc., dated May 14, 2012.
99.1 Press Release of Biolase Technology, Inc., dated May 11, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

May 15, 2012	By:	/s/ Federico Pignatelli

Name: Federico Pignatelli
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to Restated Certificate of Incorporation of Biolase Technology, Inc.
99.1	Press Release of Biolase Technology, Inc., dated May 11, 2012